*Trial funded by Alzheimer’s Association, Gates Foundation, NIA with support by Coya Therapeutics Low Dose Interleukin-2 (LD IL-2) in Patients with Mild to Moderate Alzheimer’s Disease: A Randomized, Double-Blind, Placebo-Controlled Clinical Trial An Investigator Initiated Trial Led by Dr. Alireza Faridar at Houston Methodist Hospital* Exhibit 99.2

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LD IL-2 Meets Primary and Secondary Endpoints for Potential Treatment of Alzheimer’s Disease (AD) Cognition Stabilization (Exploratory Endpoint) Throughout Drug Treatment vs. Placebo: 2 out of 3 scales showed cognitive stabilization (ADAS-Cog14 and ADCS-CGIC)* for the Administering 5-day LD IL-2 cycles every 4 weeks (LD IL-2 q4wk) regimen. On day 148, ADAS-Cog14 scores indicated a slight improvement of -0.450 points from baseline for the LD IL-2 administered every four weeks, compared to a worsening of 4.480 points from baseline in the placebo group. The 4.93 point ∆ suggests a clinically meaningful treatment effect. For patients with mild AD, a change of +3 on the ADAS-Cog has been described as clinically meaningful to assess worsening (Muir et al., Alzheimer’s Dement. 2024;20:3352–3363). Safety (Primary Endpoint) and Regulatory T cell (Treg) Enhancement (Secondary Endpoint) Validated: Both dosing frequencies regimens of LD IL-2 studied (q4wk & q2wk) were safe and well-tolerated. Administering LD IL-2 q4wk effectively, sustainably, and significantly expanded Treg numbers and function vs. placebo without off-target effects on other peripheral lymphocytes. Significant Improvement in central nervous system (CNS) Amyloid Beta Pathology vs. Placebo: LD IL-2 q4wk significantly improved CSF Soluble Aβ42 levels (an index of amyloid pathology) vs. placebo. LD IL-2 among the first double-blind human trials to document subcutaneous Treg-enhancing therapy that modifies beta-amyloid. Cerebral Spinal Fluid (CSF) Biomarker and Cognitive Effects Were Associated with Boosted Treg Function and Numbers vs. Placebo *The Alzheimer’s Disease Assessment Scale–Cognitive Subscale (ADAS-Cog) was developed in the 1980s to assess the level of cognitive dysfunction in Alzheimer’s disease. Clinical Global Impression of Change (CGIC) scales have been used as primary outcomes in phase 2 and 3 clinical trials for Alzheimer disease, mild cognitive impairment, and for cognitive enhancers. A CGIC score is intended to be used as a measure of clinically meaningful change, as distinct from an instrument’s ability to assess any change.

LD IL-2 Study Results

The trial was designed to detect significant differences in primary and secondary endpoints: LD IL-2 in Mild to Moderate Alzheimer’s Disease Overall Study Endpoints Primary Endpoint: Safety and Tolerability Secondary Endpoint: Treg Cell Populations No Serious Treatment Related Adverse Events Reported All Patients Completed Trial Drug was Well Tolerated Significant change in Treg population following two different dosing frequency regimens of LD IL-2 treatment, compared to placebo Exploratory Endpoints: CSF Biomarkers and Clinical Scales Clinical scales, including the ADAS-Cog Score Significant improvement in cerebrospinal (CSF) AD-related biomarker Soluble AB42 Assessment of peripheral/central inflammatory responses will be reported in the near future) : 21 week or 148 day on-treatment period

LD IL-2 Overview of Study Design Randomized, Double-Blind, Placebo-Controlled Trial (N=38) Treatment Groups LD IL-2 Q4wk: (n=9) LD IL-2 Q2wk: (n=10) Placebo: (n=19)

LD IL-2 Baseline Characteristics Consistent Across Groups  Characteristics of the participants at baseline Characteristics IL-2 q 4 wks (n=9) IL-2 q 2 wks (n=10) Placebo (n=19) Age-yr (MEAN±SD) 68.67±6.96 75.9±6.54 68.68±7.63 Sex- no. (%)       Female 6 (66%) 6 (60%) 11 (58%) Male 3 (33%) 4 (40%) 8 (42%) Race/ Ethnicity       White/non-Hispanic 9 (100%) 9 (90%) 16 (85%) White/ Hispanic 0 (0%) 1 (10%) 2 (10%) Black 0 (0%) 0 (0%) 1 (5%) Education High school 0 (0%) 2 (20%) 2 (11%) College 6 (66%) 6 (60%) 12 (63%) Post-grad 3 (33%) 2 (20%) 5 (26%) APOE ε4 status — no. (%) Noncarrier 3 (33%) 2(22%) 6 (32%) Carrier-Heterozygotes 4 (44%) 6 (66%) 5 (26%) Carrier-Homozygotes 2 (22%) 2 (22%) 8 (42%) Cognitive scales (MEAN±SD)       MMSE score 18.78±2.95 18.50±2.84 17.37±3.47 CDR-SB score 4.72±3.19 4.30±2.35 4.84±3.04 ADAS-Cog score 31.24±12.84 30.75±8.54 36.04±15.39

All Patients Completed the Trial and the Drug Was Well-Tolerated No Serious Adverse Events Were Reported LD IL-2 Primary Endpoint Safety & Tolerability

Secondary Endpoint Effective, Sustainable, and Significant Expansion of Treg Populations LD IL-2 q4wks resulted in effective and sustainable expansion of Tregs without off-target effects : 21 week or 148 day on-treatment period

Exploratory Endpoints CSF Modifications of Disease Pathology LD IL-2 q4wks resulted in stabilized or improved key CSF biomarkers related to AD Treg Percentage : 21 week or 148 day on-treatment period

Cognition Stabilized (LD IL2 Q4w) Exploratory Endpoint Clinical Scales Demonstrating Cognitive Stabilization LD IL-2 q4wks resulted in slight improvement of ADAS-Cog Score, with stabilization or decreased rate of decline in key clinical scales for AD : 21 week or 148 day on-treatment period Treg Percentage 0.45 Point Improvement (LD IL2 Q4w) ∆ of 4.93 points 27% Slower Decline (LD IL2 Q4w) No Change (LD IL2 Q4w)

LD IL-2 Study in Support of COYA 301 & 302 COYA 301 and 302 are investigational products, not yet approved by the US Food and Drug Administration

What’s Next? Reporting of additional data from the LD IL-2 study documenting the effect of LD IL-2 treatment vs. placebo on systemic and CNS inflammatory markers (including peripheral blood cytokines and chemokines, and PET brain imaging) Discussions ongoing to advance other combination strategies with COYA 301 (proprietary LD rh IL-2*) in larger cohorts of Alzheimer’s Disease patients, as well as for COYA 302 (proprietary LD rh IL-2 & CTLA-4 Ig Fusion Protein**) Planned clinical trials for COYA 302 in Amyotrophic Lateral Sclerosis (ALS) and Frontotemporal Dementia (FTD) *LD rh IL-2: low-dose recombinant human IL-2 / **CTLA-4 Ig: cytotoxic T lymphocyte-associated antigen-4-Ig

LD IL-2 Trial Tested Single Component of COYA 302 (proprietary LD rh IL-2 + CTLA-4 Ig)



Dysfunctional Tregs
LD IL-2
FoxP3
FoxP3
Tregs Increased Numbers and Suppressive Function
LD rh IL-2
+
Pro-inflammatory Macrophages
CD80
CTLA-4 Ig
Anti-Inflammatory Macrophages
CTLA-4 Ig
Adaptive and Innate Immune-Mediated Neuroinflammation
CD80
LD IL-2
CTLA4-Ig
FoxP3
FoxP3
Functional Tregs + anti-inflammatory macrophages provide synergistic neuroprotection
COYA 302
Proprietary LD rh IL-2 + CTLA-4 Ig

COYA THERAPEUTICS
14

COYA 302: Dual Immunomodulatory Activity Against Inflammation LD IL-2 COYA 302 (Proprietary LD rh IL-2 + CTLA-4 Ig) The synergistic dual mechanism of COYA 302 increases Treg numbers and function, and suppresses pro-inflammatory myeloid cells (monocytes, macrophages) (Blood Brain Barrier)

Takeaways We believe LD IL-2 study results further validate the hypothesis that restoring the numbers and function of Tregs with systemic LD IL-2 alone targets neuroinflammation. We believe LD IL-2 study results indicate that systemically administered LD IL-2 directly mediates significant disease-modifying pathology in the CNS. LD IL-2 study results increase our confidence in COYA 302 (proprietary LD rh IL-2 + CTLA-4 Ig Fusion Protein) outcomes in neurodegenerative diseases (including ALS and FTD). LD IL-2 study results increase our confidence in the opportunity to combine COYA 301 (proprietary rh LD IL-2) with other complementary modalities targeting AD (Amyloid, Tau targeting agents). LD IL-2 study results increase our confidence to pursue additional value-creating strategic partnership opportunities for COYA 301.